                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                               ZAPATA CORPORATION

                       PURSUANT TO ITS OFFER TO PURCHASE

                             DATED JANUARY 14, 1997

 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, FEBRUARY 20, 1997, UNLESS THE OFFER IS EXTENDED.

           TO: AMERICAN STOCK TRANSFER & TRUST CO., INC., Depositary

         By Mail, Hand or Overnight Courier:                      By Facsimile Transmission:
                   40 Wall Street                              (For Eligible Institutions Only)
                     46th Floor                                         (718) 234-5001
              New York, New York 10005                               Confirm by Telephone:
                                                                        (718) 921-8200

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal can be used only if (a) certificates for Shares (as defined below) are to be delivered with it or (b) Shares are being delivered concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company or the Philadelphia Depository Trust Company (collectively, the "Book-Entry Transfer Facilities") as set forth in Section 2 of the Offer to Purchase (as defined below).

     Stockholders who cannot deliver the certificates for their Shares to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary prior to the Expiration Date, in any such case, must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2.

     The name(s) and address(es) of the registered holder(s) should be printed below, if they are not already printed below, exactly as they appear on the certificate(s) representing the Shares tendered herewith. The certificate(s) and the number of Shares that the registered holder(s) wish(es) to tender should be indicated in the appropriate boxes below.

--------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
                                              (SEE INSTRUCTIONS)
--------------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                        SHARES TENDERED
                     CERTIFICATE(S)                             (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------


                                                                           NUMBER OF SHARES     NUMBER OF
                                                           CERTIFICATE      REPRESENTED BY        SHARES
                                                           NUMBER(S)(1)   CERTIFICATE(S)(1)    TENDERED(2)
                                                        ------------------------------------------------------

                                                        ------------------------------------------------------

                                                        ------------------------------------------------------

                                                        ------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                           TOTAL SHARES
--------------------------------------------------------------------------------------------------------------
  Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.(3) (Attach additional signed list if necessary.)

  1st: ____________            2nd: ____________              3rd: ____________             4th: ____________
--------------------------------------------------------------------------------------------------------------
  (1) Need not be completed by stockholders delivering Shares by book-entry transfer.
  (2) Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
  (3) If you do not designate an order, then in the event less than all Shares are purchased due to proration,
      Shares will be selected for purchase by the Depositary.
--------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution___________________________________________

    Check Box of Book-Entry Transfer Facility:

         [ ] The Depository Trust Company

         [ ] Philadelphia Depository Trust Company

    Account No._____________________________________________________________

    Transaction Code No.____________________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Tendering Stockholder(s)_____________________________________

    Date of Execution of Notice of Guaranteed Delivery______________________

    Name of Institution which Guaranteed Delivery___________________________

    If delivery is by book-entry transfer:

    Name of Tendering Institution___________________________________________

    Check Box of Book-Entry Transfer Facility:

         [ ] The Depository Trust Company

         [ ] Philadelphia Depository Trust Company

    Account No._____________________________________________________________

    Transaction Code No.____________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Zapata Corporation, a Delaware corporation (the "Company"), the above-described shares of Common Stock, par value $0.25 per share, of the Company (the "Shares"), pursuant to the Company's offer to purchase up to 15,000,000 Shares at a price of $4.50 per Share (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 14, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to and effective upon acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby, or orders the registration of such Shares delivered by book-entry transfer, that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares;

          (b) present certificates for such Shares for cancellation and transfer on the books of the Company; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that:

          (a) the undersigned has a "net long position" in the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the undersigned has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby;

          (b) the tender of Shares by the undersigned complies with Rule 14e-4;

          (c) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to the Shares, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (d) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

          (e) the undersigned has read and agrees to all the terms of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to accept for payment any of the Shares tendered herewith or may accept for payment fewer than all of the Shares tendered herewith.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     All authority herein conferred, or agreed to be conferred, shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price and/or return or issue the certificate(s) evidencing any Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price and/or the certificate(s) evidencing any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and "Special Payment Instructions" are completed, please issue the check for the Purchase Price and/or issue or return the certificate(s) evidencing any Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

-------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                   (SEE INSTRUCTIONS 1, 4, 5, 6, 7, 8 AND 9)

   To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

 Issue [ ] check, and/or
       [ ] certificates to:

 Name__________________________________________________________________________
                                 (PLEASE PRINT)

 Address_______________________________________________________________________

 ______________________________________________________________________________
                                                                     (ZIP CODE)
 ______________________________________________________________________________
                       (TAXPAYER IDENTIFICATION NO.)

-------------------------------------------------------------------------------





-------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

   To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

 Mail [ ] check, and/or
      [ ] certificates to:

 Name__________________________________________________________________________
                                 (PLEASE PRINT)

 Address_______________________________________________________________________

 ______________________________________________________________________________
                                                                     (ZIP CODE)

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)


_______________________________________________________________________________


_______________________________________________________________________________
                           (SIGNATURE(S) OF OWNER(S)

Name(s)________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title)__________________________________________________________


Address________________________________________________________________________


_______________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number_________________________________________________


Tax Identification Number______________________________________________________


Dated__________________________________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)


Authorized Signature___________________________________________________________


Name___________________________________________________________________________
                                 (PLEASE PRINT)

Title__________________________________________________________________________


Name of Firm___________________________________________________________________


Address________________________________________________________________________


_______________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number_________________________________________________


Dated__________________________________________________________________________


--------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

     Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") and, if applicable, make certain certifications on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, or if any other information is not correctly provided, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding, each stockholder must complete Parts 1 and 2 of the Substitute Form W-9 below. In Part 1 of the Substitute Form W-9, the stockholder must give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee attached to, or endorsed on, the certificates evidencing the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. In Part 2 of the Substitute Form W-9, the stockholder must certify that the TIN provided in Part 1 is correct and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the stockholder that such stockholder is no longer subject to backup withholding. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below
Part 3 in order to avoid backup withholding. Notwithstanding that the box in
Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

            PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST CO., INC.
----------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                               PART 1 -- PLEASE PROVIDE YOUR TIN IN            ________________________________________
FORM W-9                                 THE BOX AT RIGHT AND CERTIFY BY SIGNING AND               Social Security Number
                                         DATING BELOW, OR IF A TIN HAS NOT BEEN ISSUED   OR______________________________________
Please fill in your Name and Address:    TO YOU, PLEASE CHECK THE BOX IN PART 3 BELOW.         Employer Identification Number

_______________________________________
_______________________________________
_______________________________________

----------------------------------------------------------------------------------------------------------------------------------

DEPARTMENT OF TREASURY                    PART 2 -- For payees exempt from backup withholding, see the enclosed Guidelines for
PAYER'S REQUEST FOR TAXPAYER              Certification
IDENTIFICATION NUMBER (TIN)               of Taxpayer Identification Number on Substitute Form W-9

----------------------------------------------------------------------------------------------------------------------------------

CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me)
    and
(2) I am not subject to backup withholding under the provisions of Section 3406 of the Internal Revenue Code of 1986, as
    amended, either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue
    Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or
    (iii) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the
IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

----------------------------------------------------------------------------------------------------------------------------------

                                                                                          PART 3
  SIGNATURE  DATE________________, 1997                                                               Awaiting TIN [ ]

----------------------------------------------------------------------------------------------------------------------------------

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 3 OF SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Depositary with a properly certified taxpayer identification number will be subject to a 31% backup withholding tax.

___________________________________________________   _________________________
              SIGNATURE                                          DATE

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN A BACKUP WITH-HOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES

     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is an "Eligible Institution" (as defined in the Offer to Purchase). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. DELIVERY OF THE LETTER OF TRANSMITTAL AND SHARES

     This Letter of Transmittal is to be used only if (a) certificates for Shares are to be forwarded herewith or (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at one of the Book-Entry Transfer Facilities, together in each case with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

     Stockholders who cannot deliver the certificates for their Shares to the Depositary prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received (by hand, mail or facsimile transmission) by the Depositary by the Expiration Date and (c) the certificates for all physically delivered Shares, in proper form for transfer (or a confirmation of a book-entry transfer of such Shares into the Depositary's account at one of the Book-Entry Transfer Facilities), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS MADE BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional, or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), each tendering stockholder waives any right to receive any notice of the acceptance of such stockholder's tender.

3. INADEQUATE SPACE

     If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND UNPURCHASED SHARES

     (Not applicable to stockholders who deliver Shares by book-entry transfer.) If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." If such Shares are purchased, a new certificate for the remainder of the Shares represented by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise provided by such holder(s) having completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal) as promptly as practicable following the expiration or termination of the Offer. All Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON THE LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

          (b) If any of the Shares tendered herewith are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

          (c) If any of the Shares tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, no endorsements of certificates of separate stock powers are required unless payment is to be made, and/or the certificates for Shares not tendered or not purchased are to be issued, in the name(s) of any person(s) other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered herewith, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

6. STOCK TRANSFER TAXES

     The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or if certificates for Shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

     If the check for the Purchase Price of any Shares purchased is to be issued to, or any Shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled "Description of Shares Tendered," the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

8. FEDERAL INCOME TAX WITHHOLDING

     Except as provided above under "Important Tax Information," each tendering stockholder is required to provide the Depositary with a correct TIN on Substitute Form W-9 which is provided under "Important Tax Information" above. Failure to provide the information and make the certifications on the form may subject the tendering stockholder to a $50 penalty and 31% Federal backup withholding tax may be imposed on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer.

9. WITHHOLDING ON FOREIGN STOCKHOLDERS

     The Depositary will withhold Federal income taxes equal to 30% of the gross payments payable to a foreign stockholder unless such foreign stockholder proves in a manner satisfactory to the Company and the Depositary that either (i) the sale of its Shares pursuant to the Offer will qualify as a sale or exchange, rather than as a dividend, for Federal income tax purposes (as described in Section 12 of the Offer to Purchase), in which case no withholding will be required, or (ii) the foreign stockholder is eligible for a reduced tax treaty rate with respect to dividend income, in which case the Depositary will withhold at the reduced treaty rate. For this purpose, a foreign stockholder is any stockholder that is not (i) an individual citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or
(iii) any estate or trust the income of which is subject to United States Federal income taxation regardless of the source of such income. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a tax treaty reduced rate of withholding by reference to the stockholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of withholding unless facts and circumstances indicate that reliance is not warranted. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of withholding for which such stockholder may be eligible should consider doing so in order to avoid overwithholding. A foreign stockholder may be eligible to obtain from the U.S. Internal Revenue Service a refund of tax withheld if such stockholder meets one of the three tests for sale or exchange treatment described in Section 12 of the Offer to Purchase or is otherwise able to establish that no tax or reduced amount of tax was due.

10. IRREGULARITIES

     All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defect or irregularity in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defect or irregularity in tenders, and none of them will incur any liability for failure to give such notice.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

     Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at the address or telephone numbers set forth below.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OF SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                    The Information Agent for the Offer is:

                                [GEORGESON LOGO]

                               Wall Street Plaza
                            New York, New York 10005
                            Toll Free (800) 223-2064

                             Bankers and Brokerage
                           Firms please call collect:
                                 (212) 440-9800